UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2010

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

100 CONSTELLATION WAY, BALTIMORE, MARYLAND	21202
(Address of principal executive office)	(Zip Code)

410-470-2800

(Registrant’s telephone number, including area code)

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210

2 CENTER PLAZA, 110 WEST FAYETTE STREET, BALTIMORE, MARYLAND	21201
(Address of principal executive offices)	(Zip Code)

410-234-5000

(Registrant’s telephone number, including area code)

MARYLAND

(State of Incorporation of both registrants)

NOT APPLICABLE

(Former name, former address

and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

(a)           As described in Item 2 under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Business Environment — Regulation — Maryland” in the Quarterly Report on Form 10-Q of Constellation Energy Group, Inc. (Constellation) and Baltimore Gas and Electric Company (BGE) for the period ended September 30, 2010, in May 2010, BGE filed an application for an increase in its electric and gas distribution rates with the Maryland Public Service Commission (PSC).  In its application, BGE requested an increase of $47.2 million and $30.4 million in its electric and gas distribution rates, respectively.  The request was based upon an 8.99% rate of return with an 11.65% return on equity and a 52% equity ratio.  While BGE demonstrated the need for a $92.3 million increase in electric distribution rates, distribution revenues awarded to BGE in the case are subject to a 5% cap pursuant to the terms of the 2008 settlement agreement with the State of Maryland as well as the Maryland PSC’s order in October 2009 approving the nuclear joint venture between Constellation and Electricite de France SA.

On December 6, 2010, the PSC issued an abbreviated order authorizing BGE to increase electric distribution rates by no more than $30.98 million and increase gas distribution rates by no more than $9.753 million for service rendered on or after December 4, 2010.  The electric distribution rate increase was based upon a 8.06% rate of return with a 9.86% return on equity and a 52% equity ratio. The gas distribution rate increase was based upon a 7.9% rate of return with a 9.56% return on equity and a 52% equity ratio.  BGE is evaluating the abbreviated order, and will evaluate the comprehensive rate order the PSC will issue in the near future, and will assess its alternatives, and BGE cannot predict the outcome of such assessment.

(b)           Attached as Exhibit No. 23 is the consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm, to the incorporation by reference in certain registration statements on Form S-3 and Form S-8 of Constellation Energy Group, Inc., of its report dated February 23, 2010 relating to the financial statements of Constellation Energy Nuclear Group, LLC, which appear as Exhibit No. 99(a) to the Annual Report on Form 10-K for the year ended December 31, 2009 of Constellation Energy Group, Inc.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

23	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm (for Constellation Energy Nuclear Group, LLC)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	December 9, 2010	/s/ Charles A. Berardesco
Charles A. Berardesco
Senior Vice President and General Counsel

BALTIMORE GAS AND ELECTRIC COMPANY
(Registrant)

Date:	December 9, 2010	/s/ Charles A. Berardesco
Charles A. Berardesco
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm(for Constellation Energy Nuclear Group, LLC)